                                                                    Exhibit 10.1

                                    * Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                         DEVELOPMENT CONTRACT AGREEMENT

1.  PREAMBLE

This Agreement, dated the ___ day of August, 1999, is by and between BARR ASSOCIATES, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts with its principal offices at 2 Lyberty Way, Westford, Massachusetts (hereinafter referred to as "BARR") and OPLINK COMMUNICATION INC., a corporation organized and existing under the laws of the State of California with its principal offices at 2380 Zanker Road, San Jose, California (hereinafter referred to as "OPLINK").

2.  AGREEMENT

2A. BARR hereby agrees to design, develop and build [ * ] Ion Beam Assisted Vacuum Deposition Systems (the "[ * ] SYSTEMS") which will be used to produce bandpass filters for OPLINK under this Development Contract Agreement. The [ * ] SYSTEMS and their associated processes shall be the property of BARR.

2B. The [ * ] SYSTEMS shall have as their goal the capability of producing bandpass filters for the Dense Wavelength Division Multiplexing (DWDM) application with the design goals listed in Exhibit A.

2C. BARR shall use its best efforts to complete development of the [ * ] SYSTEMS within six months of the date of this Development Contract Agreement.

2D. Once development of the [ * ] SYSTEMS is complete, BARR agrees to give OPLINK the first priority for the coating capacity of the [ * ] SYSTEMS. In the event that OPLINK's filter requirements do not demand the full capacity of the [
* ] SYSTEMS, BARR may use the [ * ] SYSTEMS to meet other coating needs.

2E. OPLINK agrees to pay BARR the sum of $[ * ] in advance for bandpass filters produced in the completed [ * ] SYSTEMS, $[ * ] shall be due and payable upon execution of this agreement, and the remaining $[ * ] shall be paid over the following [ * ] months, at a rate of $[ * ] per month.

2F. BARR agrees to give OPLINK a discount of [ * ]% of the filter purchase price for filters coated in the [ * ] SYSTEMS (in addition to the discount OPLINK currently receives on filters produced in the original SYSTEM, the SECOND SYSTEM, the THIRD SYSTEM and the FOURTH SYSTEM). The discount shall continue until the accumulated total discount amount from filters produced in all [ * ] systems reaches $[ * ] (the total prepayment amount). When this occurs, the discount will cease.

2G. BARR agrees to provide proper maintenance and technology improvement at its own cost to the [ * ] SYSTEMS in order to maintain its capability to produce high quality coatings for bandpass filters.


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

3.  SECURITY INTEREST

Until the aggregate price discounts received from BARR equals $[ * ] , OPLINK shall retain a security interest in the [ * ] SYSTEMS, and the right to immediate possession thereof, but can seek to enforce such interest only in the event of a.) the Dissolution and Liquidation of BARR or b.) BARR's breach of the Agreement either via its refusal to use its best efforts to provide Supplies to meet OPLINK's Orders or via its failure to negotiate pricing in good faith. This security interest shall be subordinate to any security interests granted by BARR to BARR's commercial bank and to the Small Business Administration. Prior to such taking, in the event of BARR's breach of the Agreement as described in this paragraph, if BARR repays the outstanding balance of the $[ * ] payment to OPLINK in cash within 30 days of receiving written notification from OPLINK of such breach. BARR's obligation to repay such balance to OPLINK shall be complete, and OPLINK shall have no further security interest in the pledged assets. BARR shall, from time to time, take any act and execute and deliver any document reasonably requested by OPLINK (including a UCC-1 financing statement) to transfer, create, perfect, preserve, protect and/or enforce this security interest. As the outstanding balance of the payments is reduced through price discounts, the Parties may from time to time agree to adjust the amount of pledged assets to reflect the reduced liability.

4.  DEFINITIONS

The following definition shall apply to terms as used in this Development Contract Agreement:

4A. [ * ] SYSTEMS: Ion Beam Assisted Vacuum Deposition System shall be capable of high yield production of filters with specifications as agreed between the parties.

4B. Development Time: The period beginning with the execution of this agreement and ending with the delivery for acceptance testing of the first filter prototype to OPLINK.

4C. Coating Capacity: The coating output of the [ * ] SYSTEMS over the normal two shift operation.

4D. Filter Purchase Price: The price of a bandpass filter as agreed by OPLINK and BARR.

4E. Dissolution and Liquidation: As used in paragraph 3, this refers to the complete or substantially complete cessation of manufacturing operations, under any ownership. For the purposes of this Development Contract Agreement, it excludes any change of ownership of the corporation, or any financial reorganization, provided manufacturing operations continue.

5.  APPLICABLE LAW

The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BARR and OPLINK recognize that time is of the essence in their performance under this Agreement.

for Barr Associates, Inc.                  for Oplink Communication, Inc.

By:   /s/ illegible                        By:
      ----------------------------               ------------------------------

Title:   President                         Title:
      ----------------------------               ------------------------------

Date:                                      Date:
      ----------------------------               ------------------------------


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                    * Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                         DEVELOPMENT CONTRACT AGREEMENT

1.  PREAMBLE

This Agreement, dated the 14th day of April, 1999, is by and between BARR ASSOCIATES, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts with its principal offices at 2 Lyberty Way, Westford, Massachusetts (hereinafter referred to as "BARR") and OPLINK COMMUNICATION INC., a corporation organized and existing under the laws of the State of California with its principal offices at 2380 Zanker Road, San Jose, California (hereinafter referred to as "OPLINK").

2.  AGREEMENT

2A. BARR hereby agrees to design, develop and build an Ion Beam Assisted Vacuum Deposition Systems (the "FOURTH SYSTEM") which will be used to produce bandpass filters for OPLINK under this Development Contract Agreement. The FOURTH SYSTEM and its associated processes shall be the property of BARR.

2B. The FOURTH SYSTEM shall have as its goal the capability of producing bandpass filters for the Dense Wavelength Division Multiplexing (DWDM) application with the design goals listed in Exhibit A.

2C. BARR shall use its best efforts to complete development of the FOURTH SYSTEM within six months of the date of this Development Contract Agreement.

2D. Once development of the FOURTH SYSTEM is complete, BARR agrees to give OPLINK the first priority for the coating capacity of the FOURTH SYSTEM. In the event that OPLINK's filter requirements do not demand the full capacity of the FOURTH SYSTEM, BARR may use the FOURTH SYSTEM to meet other coating needs.

2E. OPLINK agrees to pay BARR the sum of $[ * ] in advance for bandpass filters produced in the completed FOURTH SYSTEM. $[ * ] shall be due and payable upon execution of this agreement, and the remaining $[ * ] shall be paid over the following [ * ] months, at a rate of $[ * ] per month.

2F. BARR agrees to give OPLINK a discount of [ * ]% of the filter purchase price for filters coated in the FOURTH SYSTEM (in addition to the discount OPLINK currently receives on filters produced in the original SYSTEM, the SECOND SYSTEM, and the THIRD SYSTEM). The discount shall continue until the accumulated total discount amount from filters produced in all three systems reaches $[ * ] (the total prepayment amount). When this occurs, the discount will cease.

2G. BARR agrees to provide proper maintenance and technology improvement at its own cost to the FOURTH SYSTEM in order to maintain its capability to produce high quality coatings for bandpass filters.


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

3. SECURITY INTEREST

Until the aggregate price discounts received from BARR equals $[ * ] , OPLINK shall retain a security interest in the FOURTH SYSTEM, and the right to immediate possession thereof, but can seek to enforce such interest only in the event of a.) the Dissolution and Liquidation of BARR or b.) BARR's breach of the Agreement either via its refusal to use its best efforts to provide Supplies to meet OPLINK's Orders or via its failure to negotiate pricing in good faith. This security interest shall be subordinate to any security interests granted by BARR to BARR's commercial bank and to the Small Business Administration. Prior to such taking, in the event of BARR's breach of the Agreement as described in this paragraph, if BARR repays the outstanding balance of the $[ * ] payment to OPLINK in cash within 30 days of receiving written notification from OPLINK of such breach, BARR's obligation to repay such balance to OPLINK shall be complete, and OPLINK shall have no further security interest in the pledged assets. BARR shall, from time to time, take any act and execute and deliver any document reasonably requested by OPLINK (including a UCC-1 financing statement) to transfer, create, perfect, preserve, protect and/or enforce this security interest. As the outstanding balance of the payments is reduced through price discounts, the Parties may from time to time agree to adjust the amount of pledged assets to reflect the reduced liability.

4.  DEFINITIONS

The following definition shall apply to terms as used in this Development Contract Agreement:

4A. FOURTH SYSTEM: Ion Beam Assisted Vacuum Deposition System shall be capable of high yield production of filters with specifications as agreed between the parties.

4B. Development Time: The period beginning with the execution of this agreement and ending with the delivery for acceptance testing of the first filter prototype to OPLINK.

4C. Coating Capacity: The coating output of the FOURTH SYSTEM over the normal two shift operation.

4D. Filter Purchase Price: The price of a bandpass filter as agreed by OPLINK and BARR.

4E. Dissolution and Liquidation: As used in paragraph 3, this refers to the complete or substantially complete cessation of manufacturing operations, under any ownership. For the purposes of this Development Contract Agreement, it excludes any change of ownership of the corporation, or any financial reorganization, provided manufacturing operations continue.

5.  APPLICABLE LAW

The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BARR and OPLINK recognize that time is of the essence in their performance under this Agreement.

for Barr Associates, Inc.                 for Oplink Communication, Inc.

By:   /s/ illegible                       By:   /s/ C. D. Statham
      ---------------------------               --------------------------------

Title:   President                        Title:   President and CEO
      ---------------------------               --------------------------------

Date:   4/16/99                           Date:   April 14th 99
      ---------------------------               --------------------------------


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                    * Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                         DEVELOPMENT CONTRACT AGREEMENT

1.  PREAMBLE

This Agreement, dated the 17th day of March, 1999, is by and between BARR ASSOCIATES, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts with its principal offices at 2 Lyberty Way, Westford, Massachusetts (hereinafter referred to as "BARR") and OPLINK COMMUNICATION INC., a corporation organized and existing under the laws of the State of California with its principal offices at 2380 Zanker Road, San Jose, California (hereinafter referred to as "OPLINK").

2.  AGREEMENT

2A. BARR hereby agrees to design, develop and build an Ion Beam Assisted Vacuum Deposition Systems (the "THIRD SYSTEM") which will be used to produce bandpass filters for OPLINK under this Development Contract Agreement. The THIRD SYSTEM and its associated processes shall be the property of BARR.

2B. The THIRD SYSTEM shall have as its goal the capability of producing bandpass filters for the Dense Wavelength Division Multiplexing (DWDM) application with the design goals listed in Exhibit A.

2C. BARR shall use its best efforts to complete development of the THIRD SYSTEM within six months of the date of this Development Contract Agreement.

2D. Once development of the THIRD SYSTEM is complete, BARR agrees to give OPLINK the first priority for the coating capacity of the THIRD SYSTEM. In the event that OPLINK's filter requirements do not demand the full capacity of the THIRD SYSTEM, BARR may use the THIRD SYSTEM to meet other coating needs.

2E. OPLINK agrees to pay BARR the sum of $[ * ] in advance for bandpass filters produced in the completed THIRD SYSTEM. $[ * ] shall be due and payable upon execution of this agreement, and the remaining $[ * ] shall be paid over the following [ * ] months, at a rate of $[ * ] per month.

2F. BARR agrees to give OPLINK a discount of [ * ]% of the filter purchase price for filters coated in the THIRD SYSTEM (in addition to the discount OPLINK currently receives on filters produced in the original SYSTEM and SECOND SYSTEM). The discount shall continue until the accumulated total discount amount from filters produced in all three systems reaches $[ * ] (the total prepayment amount). When this occurs, the discount will cease.

2G. BARR agrees to provide proper maintenance and technology improvement at its own cost to the THIRD SYSTEM in order to maintain its capability to produce high quality coatings for bandpass filters.


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

3. SECURITY INTEREST

Until the aggregate price discounts received from BARR equals $[ * ] , OPLINK shall retain a security interest in the THIRD SYSTEM, and the right to immediate possession thereof, but can seek to enforce such interest only in the event of a.) the Dissolution and Liquidation of BARR or b.) BARR's breach of the Agreement either via its refusal to use its best efforts to provide Supplies to meet OPLINK's Orders or via its failure to negotiate pricing in good faith. This security interest shall be subordinate to any security interests granted by BARR to BARR's commercial bank and to the Small Business Administration. Prior to such taking, in the event of BARR's breach of the Agreement as described in this paragraph, if BARR repays the outstanding balance of the $[ * ] payment to OPLINK in cash within 30 days of receiving written notification from OPLINK of such breach. BARR's obligation to repay such balance to OPLINK shall be complete, and OPLINK shall have no further security interest in the pledged assets. BARR shall, from time to time, take any act and execute and deliver any document reasonably requested by OPLINK (including a UCC-1 financing statement) to transfer, create, perfect, preserve, protect and/or enforce this security interest. As the outstanding balance of the payments is reduced through price discounts, the Parties may from time to time agree to adjust the amount of pledged assets to reflect the reduced liability.

4.  DEFINITIONS

The following definition shall apply to terms as used in this Development Contract Agreement:

4A. THIRD SYSTEM: Ion Beam Assisted Vacuum Deposition System shall be capable of high yield production of filters with specifications as agreed between the parties.

4B. Development Time: The period beginning with the execution of this agreement and ending with the delivery for acceptance testing of the first filter prototype to OPLINK.

4C. Coating Capacity: The coating output of the THIRD SYSTEM over the normal two shift operation.

4D. Filter Purchase Price: The price of a bandpass filter as agreed by OPLINK and BARR.

4E. Dissolution and Liquidation: As used in paragraph 3, this refers to the complete or substantially complete cessation of manufacturing operations, under any ownership. For the purposes of this Development Contract Agreement, it excludes any change of ownership of the corporation, or any financial reorganization, provided manufacturing operations continue.

5.  APPLICABLE LAW

The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BARR and OPLINK recognize that time is of the essence in their performance under this Agreement.

for Barr Associates, Inc.                   for Oplink Communication, Inc.

By:   /s/ illegible                         By:   /s/ illegible
      -----------------------------               ------------------------------

Title:   President                          Title:     COO
      -----------------------------               ------------------------------

Date:   3/18/99                             Date:   03-17-99
      -----------------------------               ------------------------------


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                    * Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                         DEVELOPMENT CONTRACT AGREEMENT

1.  PREAMBLE

This Agreement, dated the 9th day of July, 1998, is by and between BARR ASSOCIATES, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts with its principal offices at 2 Lyberty Way, Westford, Massachusetts (hereinafter referred to as "BARR") and OPLINK COMMUNICATION INC., a corporation organized and existing under the laws of the State of California with its principal offices at 2380 Zanker Road, San Jose, California (hereinafter referred to as "OPLINK").

2.  AGREEMENT

2A. BARR hereby agrees to design, develop and build an Ion Beam Assisted Vacuum Deposition Systems (the "SECOND SYSTEM") which will be used to produce bandpass filters for OPLINK under this Development Contract Agreement. The SECOND SYSTEM and its associated processes shall be the property of BARR.

2B. The SECOND SYSTEM shall have as its goal the capability of producing bandpass filters for the Dense Wavelength Division Multiplexing (DWDM) application with the design goals listed in Exhibit A.

2C. BARR shall use its best efforts to complete development of the SECOND SYSTEM within six months of the date of this Development Contract Agreement.

2D. Once development of the SECOND SYSTEM is complete, BARR agrees to give OPLINK the first priority for the coating capacity of the SECOND SYSTEM. In the event that OPLINK's filter requirements do not demand the full capacity of the SECOND SYSTEM, BARR may use the SECOND SYSTEM to meet other coating needs.

2E. OPLINK agrees to pay BARR the sum of $[ * ] in advance for bandpass filters produced in the completed SECOND SYSTEM. $[ * ] shall be due and payable upon execution of this agreement, and the remaining $[ * ] shall be paid over the following [ * ] months, at a rate of $[ * ] per month.

2F. BARR agrees to give OPLINK a discount of [ * ]% of the filter purchase price for filters coated in the SECOND SYSTEM (in addition to the discount OPLINK currently receives on filters produced in the original SYSTEM). The discount shall continue until the accumulated total discount amount from filters produced in both systems reaches $[ * ] (the total prepayment amount). When this occurs, the discount will cease.

2G. BARR agrees to provide proper maintenance and technology improvement at its own cost to the SECOND SYSTEM in order to maintain its capability to produce high quality coatings for bandpass filters.


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

3.  SECURITY INTEREST

Until the aggregate price discounts received from BARR equals $[ * ] , OPLINK shall retain a security interest in the SECOND SYSTEM, and the right to immediate possession thereof, but can seek to enforce such interest only in the event of a.) the Dissolution and Liquidation of BARR or b.) BARR's breach of the Agreement either via its refusal to use its best efforts to provide Supplies to meet OPLINK's Orders or via its failure to negotiate pricing in good faith. This security interest shall be subordinate to any security interests granted by BARR to BARR's commercial bank and to the Small Business Administration. Prior to such taking, in the event of BARR's breach of the Agreement as described in this paragraph, if BARR repays the outstanding balance of the $[ * ] payment to OPLINK in cash within 30 days of receiving written notification from OPLINK of such breach, BARR's obligation to repay such balance to OPLINK shall be complete, and OPLINK shall have no further security interest in the pledged assets. BARR shall, from time to time, take any act and execute and deliver any document reasonably requested by OPLINK (including a UCC-1 financing statement) to transfer, create, perfect, preserve, protect and/or enforce this security interest. As the outstanding balance of the payments is reduced through price discounts, the Parties may from time to time agree to adjust the amount of pledged assets to reflect the reduced liability.

4.  DEFINITIONS

The following definition shall apply to terms as used in this Development Contract Agreement:

4A. SECOND SYSTEM: Ion Beam Assisted Vacuum Deposition System shall be capable of high yield production of filters with specifications as agreed between the parties.

4B. Development Time: The period beginning with the execution of this agreement and ending with the delivery for acceptance testing of the first filter prototype to OPLINK.

4C. Coating Capacity: The coating output of the SECOND SYSTEM over the normal two shift operation.

4D. Filter Purchase Price: The price of a bandpass filter as agreed by OPLINK and BARR.

4E. Dissolution and Liquidation: As used in paragraph 3, this refers to the complete or substantially complete cessation of manufacturing operations, under any ownership. For the purposes of this Development Contract Agreement, it excludes any change of ownership of the corporation, or any financial reorganization, provided manufacturing operations continue.

5.  APPLICABLE LAW

The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BARR and OPLINK recognize that time is of the essence in their performance under this Agreement.

for Barr Associates, Inc.                  for Oplink Communication, Inc.

By:   /s/ illegible                        By:   /s/ illegible
      -----------------------------              -------------------------------

Title:   President                         Title:    President and CEO
      -----------------------------              -------------------------------

Date:   7/11/98                            Date:   07-09-98
      -----------------------------              -------------------------------


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

                                    * Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                         DEVELOPMENT CONTRACT AGREEMENT

1. PREAMBLE

         This Agreement, dated the ___ day of January, 1997, is by and between Barr Associates, Inc., a corporation organized and existing under the laws of the Common wealth of Massachusetts with its principal offices at 2 Lyberty Way, Massachusetts (hereinafter referred to as "BARR") and Oplink Communication Inc., a corporation organized and existing under the laws of the State of California with its principal offices at 2380 Zanker Road, San Jose, California (hereinafter referred to as "OPLINK")

2. AGREEMENT

2A. Barr hereby agrees to design, develop and build an Ion beam Assisted Vacuum Deposition System (the "SYSTEM") which will be used to produce bandpass filters for OPLINK under this Development Contract Agreement. The SYSTEM and its associated Processes shall be the Property of BARR.

2B. The SYSTEM shall have as its goal the capability of producing bandpass filters for the Dense Wavelength Division Multiplexing (DWDM) application with the design goals listed in Exhibit A.

2C. Barr shall use its best efforts to complete the development of the SYSTEM within six months of the date of this Development Contract Agreement.

2D. Once Development of the SYSTEM is complete, BARR agrees to give OPLINK the fist priority for the coating capacity of the SYSTEM. In the event that OPLINK's filter requirements do not demand the full capacity of the SYSTEM, Barr may use the SYSTEM to meet other coating needs.

2E. Oplink agrees to pay Barr the sum of $[ * ] in advance for bandpass filters produced in the completed SYSTEM according to the payment terms defined in Exhibit B

2F. BARR agrees to give OPLINK a discount of [ * ]% of the filter purchase price for filters coated in the SYSTEM. The discount shall continue until the accumulated total discount amount reaches $[ * ] (the prepayment amount). When this occurs, the discount will cease.

2G. BARR agrees to provide proper maintenance and technology improvement at its own cost to the SYSTEM in order to maintain its capability to produce high quality coatings for bandpass filters.


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED

3. DEFINITIONS

The following definition shall apply to terms as used in this Development Contract Agreement:

3A. SYSTEM: Ion Beam Assisted Vacuum Deposition System shall be capable of high yield production of filters with the specification listed in Exhibit A.

3B. Development Tim: The period beginning with the execution of this agreement and ending with the delivery for acceptance testing of the first filter prototype to OPLINK.

3C. Coating Capacity: The coating output of the SYSTEM over the normal two shift operation

3D. Filter Purchase Price: The price of a bandpass filter as agreed by OPLINK and BARR

4. APPLICABLE LAW

The laws of the Common wealth of Massachusetts shall apply to this Agreement. Barr and Oplink recognize that time is of the essence in their performance under this Agreement.

for Barr Associates, Inc.               for Oplink Communication Inc.

By:   /s/ Illegible                     By:   /s/ Illegible
      ---------------------------             ------------------------------

Title:  President                       Title:
      ---------------------------             ------------------------------

Date:                                   Date:
      ---------------------------             ------------------------------

                                    * Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                   AMENDMENT TO DEVELOPMENT CONTRACT AGREEMENT

THIS AMENDMENT TO DEVELOPMENT CONTRACT AGREEMENT ("Amendment") is made and entered into this 15th day of April 1996, by and between Oplink Communication Inc., a California corporation ("Oplink"), and Barr Associates, Inc., a Massachusetts corporation ("Barr").

                                   WITNESSETH

WHEREAS, the parties signed that certain January, 1997 Development Contract Agreement (the "Agreement") for the purchase and sale of filters, and now wish to amend the same on the terms and conditions herein.

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. SECURITY INTEREST. Until the aggregate price discounts received from Barr equals $[ * ] , Oplink shall retain a security interest in the System and the right to immediate possession thereof, but can seek to enforce such interest only in the event of a.) the Dissolution and Liquidation of Barr or b.) Barr's breach of the Agreement either via its refusal to use its best efforts to provide Supplies to meet Oplink's Orders or via its failure to negotiate pricing in good faith. This security interest shall be subordinate to any security interests granted by Barr to Fleet Bank and to the Small Business Administration. Prior to such taking, in the event of Barr's breach of the Agreement as described in this paragraph, if Barr repays the outstanding balance of the $[ * ] payment to Oplink in cash within 30 days of receiving written notification from Oplink of such breach, Barr's obligation to repay such balance to Oplink shall be complete, and Oplink shall have no further security interest in the pledged assets. Barr shall, from time to time, take any act and execute and deliver any document reasonably requested by Oplink (including a UCC-1 financing statement) to transfer, create, perfect, preserve, protect and/or enforce this security interest. As the outstanding balance of the payment is reduced through price discounts, the Parties may from time to time agree to adjust the amount of pledged assets to reflect the reduced liability.

         2. DEFINITIONS. "Dissolution and Liquidation", as used in paragraph 1, refers to the complete or substantially complete cessation of manufacturing operations, under any ownership. For the purposes of this Amendment to Development Contract agreement, it excludes any change of ownership of the corporation, or any financial reorganization, provided manufacturing operations continue. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Agreement. Except as expressly provided herein, the Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Barr and Oplink have executed the Amendment as of the date first above written.

BARR ASSOCIATES, INC.                          OPLINK, INC.

By:  /s/ Al Smejklewicz                        By:  /s/ illegible
     -----------------------------             ---------------------------------
     Al Smejklewicz
     President


---------------------------------
*CONFIDENTIAL TREATMENT REQUESTED